UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 7, 2005
UST INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	0-17506	06-1193986

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	I.R.S. Employer Identification No.)

100 West Putnam Avenue, Greenwich, Connecticut	06830

(Address of Principal Executive Offices)	(Zip Code)

(203) 661-1100

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name, Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1: FORM OF AMENDMENT TO OPTION AWARD AGREEMENT
EX-10.2: FORM OF 2005 LONG-TERM INCENTIVE PLAN
EX-10.3: FORM OF NOTICE OF GRANT AND RESTRICTED STOCK AGREEMENT
EX-10.4: FORM OF NOTICE OF GRANT AND STOCK OPTION AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.
Acceleration of Vesting of Stock Options
On December 8, 2005, the Board of Directors (the “Board”) of UST Inc. (the “Company”), upon the recommendation of its Compensation Committee, approved the acceleration of vesting of all outstanding, unvested stock options previously awarded to the Company’s employees and officers, including executive officers, under the UST Inc. Amended and Restated Stock Incentive Plan and the UST Inc. 1992 Stock Option Plan. As a result of the acceleration, stock options to acquire approximately 1.1 million shares of the Company’s common stock become exercisable on December 31, 2005. All other terms related to these stock options are not affected by this acceleration. The exercise prices of the accelerated options range from $33.25 to $40.94. The closing price of UST Inc. common stock on December 8, 2005 was $39.66.
In order to prevent unintended personal benefits to the Company’s officers, the accelerated vesting was conditioned on such officers entering into an amendment to their original option award agreements (the “Amendment”) providing that such officers will not, subject to limited exceptions, sell, transfer, assign, pledge or otherwise dispose of any shares acquired upon exercising the accelerated portion of the options before the earlier of the date on which that portion of the options would have otherwise vested under the original terms of the applicable option agreements or separation from service. A copy of the form of the Amendment approved by the Company’s Board of Directors is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
The decision to accelerate the vesting of these options during 2005 was made in connection with the Company’s current intention to use other forms of equity compensation with decreasing dependence on stock options and to reduce the compensation expense that the Company would otherwise be required to record in future periods following the Company’s adoption of Statement of Financial Accounting Standards (“SFAS”) No. 123(R), Share-Based Payment, on January 1, 2006. As a result of the acceleration of these options, the Company will avoid recognizing approximately $3 million in 2006 and $0.5 million in 2007 in incremental compensation expense associated with these options in its 2006 and 2007 consolidated statements of operations. Based on the market price of the Company’s common stock on December 8, 2005, approximately 916,600 of the options to be accelerated are “in-the-money”. A stock option is deemed to be “in-the-money” if the market price of the Company’s common stock exceeds the accelerated options’ exercise price as of the acceleration date. The Company will accordingly record an insignificant non-cash compensation expense charge during the fourth quarter of 2005 if these options remain “in-the-money” as of the acceleration date. In accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and Financial Accounting Standards Board Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No. 25, this charge is based upon the estimated number of options that employees will retain as a result of the acceleration that otherwise would have been forfeited for those options that are in-the-money as of December 31, 2005.
Restricted Stock Agreements With Named Executive Officers Amendment of UST Inc. 2005 Long-Term Incentive Plan
On December 7, 2005, the Company made restricted stock awards to the executive officers of the Company identified below pursuant to the UST Inc. 2005 Long-Term Incentive Plan (the “Plan”), which was most recently approved by the Company’s stockholders at the annual meeting of stockholders on May 3, 2005, and amended by the Board effective December 7, 2005. The amendment added the words “[u]nless otherwise determined by the Committee,” in the beginning of Section 11 of the Plan (change in control), in order to provide the Company’s Compensation Committee with the authority to provide for alternate vesting conditions in awards under the Plan. A copy of the Company’s 2005 Long-Term Incentive Plan, as amended and restated effective December 7, 2005, is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
The restricted stock awards will vest and become earned by the executive officers (generally, if the executive officer remains employed on January 31, 2009), subject to the performance-based conditions described below. Additional information with respect to such awards, including the number of shares of Company common stock subject to the awards, is set forth below.

Target
Name and Title of Officer	Number of Shares
Murray S. Kessler President and Chief Operating Officer	20,900

Theodor P. Baseler President – International Wine & Spirits Ltd.	10,400

Daniel W. Butler President – U.S. Smokeless Tobacco Company	13,000

Robert T. D’Alessandro Senior Vice President and Chief Financial Officer	12,800

Richard A. Kohlberger Senior Vice President, General Counsel and Secretary	12,800
Restricted shares may not be transferred or otherwise disposed of by the executive officer prior to the time that they become vested. The above table shows the target number of shares that may be earned by the executive officer based on the achievement of the target level of performance relating to earnings per share (EPS) targets from continuing operations measured at the end of 2006, 2007 and 2008, respectively. Under the terms of the awards, the executive officers may earn all, none or a percentage between 66.66% and 120% of one-third of the target number of shares subject to their respective awards in each of 2006, 2007 and 2008, depending upon actual performance in each of these years. The executive officer may earn up to the maximum of 120% of the target number of shares shown above based on the achievement of 115% of targeted EPS. If actual performance is less than the threshold of 75% of targeted EPS for each of 2006, 2007 and 2008, no shares will be earned in respect of the award in each of these years. The targeted EPS for all three years will be established by the Company’s Compensation Committee at the beginning of the performance period in accordance with the requirements for qualified performance-based compensation under Section 162(m) of the Internal Revenue Code.
Each of the executive officers has recently filed with the Securities & Exchange Commission (the “SEC”) a Form 4 with respect to such awards.
The Company’s form of Notice of Grant and Restricted Stock Agreement pursuant to which such awards were made is attached hereto as Exhibit 10.3 and is incorporated herein by reference.
Stock Option Agreement With Executive Officer
On December 7, 2005, the Company granted 50,000 stock options with an exercise price of $38.35 to Daniel W. Butler, President, U.S. Smokeless Tobacco Company, pursuant to the Plan. The stock option grant generally becomes exercisable on December 7, 2008, subject to continued employment.
Mr. Butler has recently filed with the SEC a Form 4 with respect to such grant.
The Company’s form of Notice of Grant and Stock Option Agreement pursuant to which such award was made is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit 10.1	Form of Amendment to Option Award Agreement, dated December 31, 2005, by and between the Company and each of the officers of the Company or its subsidiaries

Exhibit 10.2	UST Inc. 2005 Long-Term Incentive Plan, as amended & restated effective December 7, 2005

Exhibit 10.3	Form of Notice of Grant and Restricted Stock Agreement

Exhibit 10.4	Form of Notice of Grant and Stock Option Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UST INC.

Dated: December 13, 2005	By:	/s/ Richard A. Kohlberger

	Name:	Richard A. Kohlberger
	Title:	Senior Vice President, General Counsel and Secretary

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